                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       EASTERN VIRGINIA BANKSHARES, INC
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                       EASTERN VIRGINIA BANKSHARES, INC.
                                307 Church Lane
                         Tappahannock, Virginia 22560
                                March 26, 2001


Dear Shareholder:

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Eastern Virginia Bankshares, Inc. to be held on Thursday, April 19, 2001 at 9:30 a.m. at St. Margaret's School, 444 Water Lane, Tappahannock, Virginia.

     At the Annual Meeting, you will be asked to elect 11 directors for terms of one year each. You will also vote to approve the Company's 2000 Stock Option Plan and to ratify the appointment of independent auditors for the Company for 2001. Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

     We hope you will participate in the Annual Meeting, either in person or by proxy.

                                          Sincerely,


                                          /s/ Thomas M. Boyd
                                          Thomas M. Boyd, Jr.
                                          President and Chief Executive Officer

                       EASTERN VIRGINIA BANKSHARES, INC.
                                307 Church Lane
                          Tappahannock, Virginia 22560
                              ___________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              ___________________

     The Annual Meeting of Shareholders (the "Annual Meeting") of Eastern Virginia Bankshares, Inc. (the "Company") will be held on Thursday, April 19, 2001, at 9:30 a.m. at St. Margaret's School, 444 Water Lane, Tappahannock, Virginia, for the following purposes:

     1. To elect 11 directors to serve for terms of one year each expiring at the 2002 annual meeting of shareholders;

     2.   To approve the Company's 2000 Stock Option Plan;

     3. To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2001; and

     4. To act upon such other matters as may properly come before the Annual Meeting.

     Only holders of shares of Common Stock of record at the close of business on March 16, 2001, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.


                                    By Order of the Board of Directors


                                    /s/ L. Edelyn Dawson
                                    L. Edelyn Dawson, Jr.
                                    Corporate Secretary

March 26, 2001

                       EASTERN VIRGINIA BANKSHARES, INC.
                                307 Church Lane
                         Tappahannock, Virginia 22560


                                PROXY STATEMENT


          This Proxy Statement is furnished to holders of the common stock, par value $2.00 per share ("Common Stock"), of Eastern Virginia Bankshares, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, April 19, 2001, at 9:30 a.m. at St. Margaret's School, 444 Water Lane, Tappahannock, Virginia, and any duly reconvened meeting after adjournment thereof.

          Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about March 26, 2001, to all shareholders entitled to vote at the Annual Meeting.

          The cost of soliciting proxies for the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

          On March 16, 2001, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 4,921,410 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

  A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

  A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as not voting in favor of the particular matter.

  The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.


                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

  Eleven directors will be elected at the Annual Meeting. The individuals listed below are nominated by the Board of Directors for election at the Annual Meeting.

  The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the 11 nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

  Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

  The following biographical information discloses each nominee's age, business experience in the past five years and the year each individual was first elected to the Board of Directors:

               Nominees for Election Whose Terms Expire in 2002

Name (Age) of           Date First
  Director               Elected      Principal Occupation During Past 5 Years
  --------               -------      ----------------------------------------

W. Rand Cook              1997        Attorney with McCaul, Martin, Evans &
Age 47                                Cook, P.C. in Mechanicsville, Virginia
                                      and a Director of Hanover Bank since 2000.

Robert L. Covington       1997        Chairman of the Board of the Company
Age 75                                since its formation in December 1997, and
                                      Chairman of the Board of Bank of
                                      Northumberland since 1991 and a Director of Bank of Northumberland since 1968. He was the President and Chief Executive
                                      Officer of Bank of Northumberland prior to 1991.

L. Edelyn Dawson, Jr.    1997         Secretary of the Board of the Company and
Age 60                                Senior Vice President and Secretary of the
                                      Bank of Northumberland since 1991 and a
                                      Director of the Bank of Northumberland
                                      since 1997.

F. L. Garrett, III       1997         Vice Chairman of the Board of the Company
Age 61                                and Chairman of the Board of Southside
                                      Bank since 1997 and a Director of
                                      Southside Bank since 1982. Realtor in
                                      Essex County, Virginia.

F. Warren Haynie, Jr.    1997         of counsel, McKerns & McKerns, Attorneys
Age 62                                at Law, Heathsville, Virginia and a
                                      Director of Bank of Northumberland since
                                      1987.

Eric A. Johnson          1997         General Manager of Mason Realty, Inc. in
Age 47                                Urbanna, Virginia and a Director of
                                      Southside Bank since 1988.

William L. Lewis         1997         Attorney with Lewis & Ware, P.C. in
Age 50                                Tappahannock, Virginia and a Director of
                                      Southside Bank since 1989.

Lewis R. Reynolds        1997         Senior Vice President of the Company, and
Age 50                                President and Chief Executive Officer of
                                      Bank of Northumberland since 1991, and a Director of Bank of Northumberland since
                                      1994.

Ned Stephenson           new          Chief Financial Officer of the Company
Age 47                 nominee        from 1997 to 2000. Executive Vice
                                      President of the Company since April 20,
                                      2000. Officer of Southside Bank since
                                      1987.

Leslie E. Taylor         2000         CPA with Leslie E. Taylor, CPA, PC,
Age 52                                Tappahannock, Virginia and a Director of
                                      Southside Bank since 1989.

Jay T. Thompson, III     2000         Owner of Mechanicsville Drug Store,
Age 44                                Mechanicsville, Virginia and Chairman of
                                      Hanover Bank since 2000.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Executive Officer Who Is Not a Director

     Ned Stephenson (age 47) has served as an officer of Southside Bank from 1987 to present. He was Chief Financial Officer of the Company from 1997 to 2000 and has served as Executive Vice President since April 20, 2000. Mr. Stephenson will become the Chief Executive Officer of the Company at the conclusion of the Annual Meeting.

Security Ownership of Management

     The following table sets forth, as of March 1, 2001, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors and each nominee, by each of the executive officers named in the "Summary Compensation Table" below and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.


                              Amount and Nature of
     Name                     Beneficial Ownership     Percent of Class (%)
     ----                     --------------------     --------------------

     Thomas M. Boyd, Jr.              23,772                    *
     W. Rand Cook                      1,423                    *
     Robert L. Covington              84,234                 1.71
     L. Edelyn Dawson, Jr.            16,078                    *
     F. L. Garrett, III               21,350                    *
     F. Warren Haynie, Jr.             4,215                    *
     Eric A. Johnson                   5,991                    *
     William L. Lewis                 39,610**                  *
     Lewis R. Reynolds                18,447                    *
     Ned Stephenson                   10,729                    *
     Leslie E. Taylor                  1,433                    *
     Jay T. Thompson, III             10,270                    *

     All present executive           237,552                 4.83
       officers and directors
       as a group (12 persons)

_____________
* Percentage of ownership is less than one percent of the outstanding shares of Common Stock.
** Includes 19,275 shares held in estates and trusts for which Director Lewis has fiduciary responsibility, but not pecuniary interest.

Security Ownership of Certain Beneficial Owners

     As of March 1, 2001, to the Company's knowledge, no one person beneficially owns more than five percent of the outstanding shares of the Company's Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2000, all filing requirements applicable to its officers and directors were complied with.

The Board of Directors and its Committees

     There were 12 meetings of the Board of Directors in 2000. Each director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2000.

     The Company's Executive Committee, which acts for the Board of Directors when the Board is not in session, consists of Messrs. Garrett, Haynie, Lewis, Boyd and Cook. The Executive Committee met 7 times during the year ended December 31, 2000.

     The Company does not have a standing compensation committee or nominating committee.

Report of the Audit Committee

     The Audit Committee consists of Messrs. Taylor, Cook, Johnson and Haynie, each of whom qualifies as an independent director under current listing standards of the National Association of Securities Dealers. The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee held 2 meetings during the year ended December 31, 2000. The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors in May, 2000, a copy of which is attached as Exhibit B to this proxy statement.

     The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000. The Committee also has discussed with the independent auditors for the Company the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Committee has received the written disclosures and the letter from the independent auditors for the Company required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent auditors that firm's independence from management and the Company.

     Based on the review and discussions referred to in the above paragraph, the Committee recommended to the Board of Directors that the year-end audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                              The Audit Committee
                                    Leslie E. Taylor, Chairman
                                    W. Rand Cook
                                    Eric A. Johnson
                                    F. Warren Haynie, Jr.

March 15, 2001

Fees of Independent Public Accountants

     For the year ended December 31, 2000, the Company paid audit fees of $44,000 and other fees of $11,070 to Yount, Hyde & Barbour, P.C., the Company's Certified Public Accountants. No fees were paid to Yount Hyde & Barbour, P. C. for information services consulting.

Director Compensation

     As compensation for their services to the Company, each member of the Board of Directors receives a monthly retainer of $200 and $600 for each Board meeting attended. Board members who are also officers do not receive any additional compensation above their regular salary for attending committee meetings. In 2000, directors received $51,800 in the aggregate as compensation for their services as directors.

Executive Compensation

     The following table shows, for the fiscal years ended December 31, 2000, 1999 and 1998, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which they served:

                          Summary Compensation Table
                          --------------------------


                                                                   Annual Compensation
                                                                   -------------------
            Name and                                                            Other Annual          All Other
       Principal Position            Year         Salary ($)      Bonus ($)    Compensation ($)    Compensation ($) (1)
       ------------------            ----         ----------      ---------    ----------------    --------------------
Thomas M. Boyd                         2000       144,485              0               *                    2,877
President and Chief Executive          1999       135,616              0               *                    2,700
 Officer of the Company and            1998       121,045              0               *                    3,600
 Southside Bank

Lewis R. Reynolds                      2000        97,204         19,988               *                    1,942
Senior Vice President of the           1999        92,155         21,420               *                    1,844
 Company and President of Bank         1998        87,200         19,671               *                       --
 of Northumberland

L. Edelyn Dawson, Jr.                  2000        86,906         17,798               *                    1,734
Secretary of the Company and           1999        82,593         19,072               *                    1,643
 Senior Vice President and             1998        77,700         17,527               *                       --
 Secretary of Bank of
 Northumberland

  * All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
 (1) Amounts presented represent matching contributions by the Company to the Company's 401(k) plan.

     The Company has a defined-benefit pension plan provided through the Virginia Bankers Association Insurance Trust. Benefits are based on an employee's salary at the time of retirement, normally at age 65. All active, full-time employees, except those employed by Hanover Bank (a wholly owned subsidiary of the Company), are eligible at age 25 with two years of service, at age 36 with one year of service, or at age 41. Employees do not contribute to the plan, and a participant becomes 100% vested upon completion of five years of service. Directors who are full-time employees are eligible for participation. The estimated annual benefits payable upon retirement are as follows:

                                       Years of Service
                                       ----------------
    Remuneration          15          20             25         30         35
    ------------          --          --             --         --         --
      $25,000            6,938       9,250         11,563     12,500     13,438
      $40,000           11,618      15,490         19,363     21,035     22,708
      $55,000           17,468      23,290         29,113     31,910     34,708
      $75,000           25,268      33,690         42,113     46,410     50,708
      $100,000          35,018      46,690         58,363     64,535     70,708
      $125,000          44,768      59,690         74,613     82,660     90,708
      $150,000          54,518      72,690         90,863    100,785    110,708
      $175,000          62,318      83,090        103,863    115,285    126,708

     The estimated credited years of service for Messrs. Boyd, Reynolds, and Dawson are 19, 29, and 20 years, respectively.

     The benefits in the table are calculated on the basis of a 50% joint and survivor annuity, assuming that at retirement, the age of the employee's spouse is 62. Benefits are not subject to deduction for Social Security offset amounts. Benefits are based on an employee's salary for the 5 years that precede retirement.

Report on Executive Compensation

     The following Report on Executive Compensation and the Stock Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Each of the named executive officers is an executive officer and full time employee of one of the Company's bank subsidiaries. Their salaries and bonuses are set and paid by the respective bank subsidiaries that employ them. The Board of Directors of the Company monitors the compensation paid to bank officers and employees for reasonableness, but, to date, has not taken exception with any decisions of the directors of the subsidiary banks.

     Compensation for each of the named officers consists of a base salary and annual bonus. The bank boards fix base salaries at levels that are competitive or somewhat below the competitive amounts paid to senior executives with comparable qualifications, experience, and responsibilities, after comparing salary ranges of other banks and other large locally headquartered companies. Compensation levels are not explicitly linked to the performance of the Company.

                              The Board of Directors
                                    Thomas M. Boyd, Jr.    Eric A. Johnson
                                    W. Rand Cook           William L. Lewis
                                    Robert L. Covington    Lewis R. Reynolds
                                    L. Edelyn Dawson, Jr.  Leslie E. Taylor
                                    F. L. Garrett, III     Jay T. Thompson, III
March 15, 2001                      F. Warren Haynie, Jr.

Compensation Committee Interlocks and Insider Participation

     The Company's Board of Directors serves as the compensation committee for all employees of the parent company, Eastern Virginia Bankshares, Inc. Each subsidiary bank has a separate compensation committee or salary committee for all employees of that bank, including the CEO of that bank. With the exception of Company directors Boyd, Reynolds, and Dawson, who are full time employees of one of the subsidiary banks, none of the members of the Board of Directors of the Company has served as an employee of Eastern Virginia Bankshares, Inc. or any of its affiliates.

Shareholder Return On Investment

     The following graph compares the yearly percentage change in the Company's cumulative total shareholder return with that of the S & P 500 Index and with the SNL $250M-$500M Bank Index, assuming $100 investments in each on 1-2-98, with dividends reinvested. Prior to 1-2-98, there was no known market in the Company's stock.


                                    [GRAPH]


                                                                     Period Ending
Index                                01/02/98   06/30/98   12/31/98    06/30/99    12/31/99    06/30/00    12/31/00
Eastern Virginia Bankshares, Inc.      100.00     126.73     103.76      102.20      115.77       92.83       90.54
S&P 500                                100.00     117.15     127.93      143.77      154.86      154.20      140.75
SNL $250M-$500M Bank Index             100.00     106.38      89.85       88.17       83.59       76.48       80.48

Employment Agreements

     The Company's subsidiary Bank of Northumberland has employment agreements with certain Bank executive officers, including Mr. Reynolds and Mr. Dawson to serve as officers of Bank of Northumberland. Both contracts are for five-year terms and expire on November 13, 2001. Each contract also provides for automatic renewals for successive terms of one year at a time, unless the contract is terminated by Bank of Northumberland or the employee. Both officers' salary are determined at the sole discretion of Bank of Northumberland's Board of Directors, with a minimum 1996 salary of $72,628 for Mr. Reynolds and $67,450 for Mr. Dawson. In the event that either officer's employment is terminated under this agreement within six months before or 18 months after a change of control of Bank of Northumberland, the officer is entitled to receive the greater of (i) his current salary and benefits or (ii) the level of such salary and benefits in effect over the most recent 12 months preceding the date of his termination of employment. Each officer would be eligible to receive this compensation subsequent to his termination in these circumstances over the longer of (i) an additional 12 months, or (ii) the remainder of his unexpired original term.

The Company, Southside Bank and Thomas M. Boyd, Jr. entered into an employment contract assuring his continued employment until his early retirement on April 1, 2002. The contract provides for Southside Bank to pay Mr. Boyd an annual salary of $144,050 and assures his right to participate in various benefit plans and to receive certain deferred compensation payments following the termination of his employment. The agreement contains customary provisions with respect to its termination by either party and covenants against competition and the disclosure of confidential information.

Transactions with Management

     Some of the directors and officers of the Company are at present, as in the past, customers of the Company, and the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

     There were no transactions during 2000 between the Company's directors or officers and the Company's retirement or profit sharing plans, nor are there any proposed transactions. Additionally, there are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

                                 PROPOSAL TWO
                    APPROVAL OF THE 2000 STOCK OPTION PLAN

General

  On September 21, 2000, the Board of Directors of the Company approved the 2000 Stock Option Plan (the "Stock Option Plan"). A copy of the Stock Option Plan is attached as Exhibit A to this proxy statement. The Stock Option Plan is intended to provide a means for selected key employees and directors of the Company to increase their personal financial interest in the Company, thereby stimulating their efforts and strengthening their desire to remain with the Company. References to the

"Company" in this section will include any subsidiary corporation. The principal features of the Stock Option Plan, as amended, are summarized below.

     The Stock Option Plan permits the award of Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NQSOs") to directors and eligible officers and key employees of the Company and its subsidiaries upon such terms as the Board of Directors may determine, consistent with the terms of the Stock Option Plan. The Company will receive no consideration for granting or extending options under the Stock Option Plan.

The Stock Option Plan

     The Stock Option Plan authorizes the issuance of up to 400,000 shares of Common Stock to assist the Company in recruiting and retaining key management personnel.

     As of March 1, 2001, the market value of the 400,000 shares that are issuable under the Stock Option Plan, as amended, was $5,600,000.

     The Company intends to grant options to purchase shares of Common Stock under the Stock Option Plan to directors, eligible officers and key employees. No determination has been made as to which of the persons eligible to participate in the Stock Option Plan will receive awards under the Stock Option Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of participants are not presently determinable.

Administration

     The Stock Option Plan is administered by the Board of Directors. The Board of Directors has the sole discretion, subject to certain limitations, to interpret the Stock Option Plan; to select Stock Option Plan participants; to determine the type, size, terms and conditions of awards under the Stock Option Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the Stock Option Plan. All determinations of the Board of Directors are conclusive. All expenses of administering the Stock Option Plan will be borne by the Company.

Eligibility

     Any officer or employee of the Company or its subsidiaries who, in the judgment of the Board of Directors, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a subsidiary is eligible to participate in the Stock Option Plan. Directors of the Company may also participate in the Stock Option Plan.

Individual Agreements

     The Board of Directors has broad authority to fix the terms and conditions of the individual agreements with participants. All awards granted under the Stock Option Plan are intended to comply with the applicable requirements of Rule 16b-3 promulgated under the Exchange Act, which exempts, grants and awards under qualifying employee benefit plans from certain "short-swing" profit recovery provisions of the Exchange Act.

Shares Available

     Subject to the provisions of the Stock Option Plan providing for proportional adjustments in the event of various changes in the capitalization of the Company, no more than 400,000 shares of authorized but unissued Common Stock may be issued pursuant to the Stock Option Plan. Any shares of Common Stock subject to an Incentive Stock Option or Non-Qualified Stock Option that are not issued prior to the expiration of such awards will again be available for award under the Stock Option Plan.

Incentive Stock Options and Non-Qualified Stock Options ("Options")

     The Board of Directors may authorize the grant of either ISOs, as defined under Section 422 of the Internal Revenue Code of 1986, as amended, or NQSOs, which are subject to certain terms and conditions including the following: (1) the option price per share will be determined by the Board of Directors, but for ISOs will not, in any event, be less than 100 percent of the fair market value of Common Stock on the date that the Option is granted; (2) the term of the Option will be fixed by the Board of Directors, but the maximum period in which an ISO may be exercised shall not, in any event, exceed ten years from the date that the ISO is granted; (3) Options will not be transferable other than by will or the laws of descent and distribution; (4) the purchase price of Common Stock issued upon exercise of an Option will be paid in full to the Company at the time of the exercise of the Option in cash, or at the discretion of the Board of Directors, by surrender to the Company of previously acquired shares of Common Stock, which will be valued at the fair market value of such shares on the date preceding the date that the Option is exercised; (5) an Option may expire upon termination of employment or within a specified period of time after termination of employment as provided by the Board of Directors; (6) the aggregate fair market value (determined on the date of grant) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000; and (7) the Board of Directors may elect to cash out all or part of the portion of any Option to be exercised by a participant by payment in cash or Common Stock of an amount determined in accordance with the Stock Option Plan.

Change of Control

     At the discretion of the Board of Directors, in the event of a Change in Control, any outstanding Option may become fully exercisable and vested to the full extent of the original grant. Under the Stock Option Plan, a "Change of Control" shall be deemed to have taken place if (i) a third person, excluding certain directors of the Company, but including a "group" as defined in Section 13(d)(3) of the Exchange Act becomes the beneficial owner of shares of Common Stock having 20% or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company.

Amendment or Termination

     The Board of Directors may amend or terminate the Stock Option Plan; however, no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options, (ii) materially increases the benefits to participants under the Stock Option Plan, or (iii) materially changes the requirements as to eligibility for participation in the Stock Option Plan. No amendment shall, without a participant's consent, adversely affect any rights of such participant under any Option outstanding at the time that such amendment is made. No amendment shall be made if it would disqualify the Stock Option Plan from the exemption provided by Rule 16b-3.

Duration of Plan

     No Option may be granted under the Stock Option Plan after September 21, 2010. Options granted before September 21, 2010, shall remain valid in accordance with their terms.

Tax Status

     Under current federal income tax laws, the principal federal tax consequences to participants and to the Company of the grant and exercise of ISOs and NQSOs, pursuant to the provisions of the Stock Option Plan, are summarized below.

     Incentive Stock Options. An employee will generally not recognize income on receipt or exercise of an ISO so long as he or she has been an employee of the Company or its subsidiaries from the date that the Option was granted until three months before the date of exercise; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the Option for one year after exercise (and for two years from the date of grant of the Option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

     In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the Common Stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the Common Stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the option price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

     Non-Qualified Stock Options. NQSOs granted under the Stock Option Plan are not taxable to a participant at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year that the participant recognizes this income.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE 2000 STOCK OPTION PLAN. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.


                                PROPOSAL THREE

       RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed, subject to shareholder approval, the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001. Yount, Hyde & Barbour, P.C. has audited the financial statements of the Company for 4 years. A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

     Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.


               PROPOSALS FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

     Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2002 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices at 307 Church Lane, Tappahannock, Virginia 22560, no later than November 27, 2001, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. The Company presently anticipates holding the 2002 annual meeting of shareholders on Thursday, April 18, 2002.

     The Company's Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director at the 2002 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2002 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2002 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2001 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company. Based upon an anticipated date of April 18, 2002 for the 2002 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 19, 2002 and no earlier than January 18, 2002.


                                 OTHER MATTERS

     THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 2000 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO RONALD L. BLEVINS, WHOSE ADDRESS IS P.O. Box 1455, TAPPAHANNOCK, VIRGINIA 22560.

                                                                       EXHIBIT A


                       EASTERN VIRGINIA BANKSHARES, INC.
                             2000 STOCK OPTION PLAN

                                   ARTICLE I

                                  Definitions

     1.01  Affiliate means any entity that is a subsidiary corporation of
           ---------
the Company. For this purpose, "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option one or more of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in such corporation.

     1.02  Agreement means a written agreement (including any amendment or
           ---------
supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option granted to such Participant.

     1.03  Board means the Board of Directors of the Company.
           -----

     1.04  Code means the Internal Revenue Code of 1986 and any amendments
           ----
thereto.

     1.05  Common Stock means the common stock of the Company.
           ------------

     1.06  Company means Eastern Virginia Bankshares, Inc.
           -------

     1.07  Fair Market Value means, on any given date, (i) the last sale
           -----------------
price of the Common Stock for such date or, if the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was so traded, or (ii) in the event the Board determines that the last sale price for the Common Stock are not available to do not provide an accurate measure of Fair Market Value, such other amount as the Board shall determine based upon a good faith method of valuation to be the Fair Market Value.

     1.08  Option means a stock option that entitles the holder to
           ------
purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

     1.09  Participant means an employee of the Company or of an Affiliate
           -----------
who satisfies the requirements of Article IV and is selected by the Board to receive an Option.

     1.10  Plan means the Eastern Virginia Bankshares, Inc. 2000 Stock
           ----
Option Plan.

                                  ARTICLE II
                                   Purposes

     The Plan is intended to foster and promote the long-term growth and financial success of the Company and its Affiliates by assisting the Company in recruiting and retaining directors and key employees with ability and initiative by enabling individuals who contribute significantly to the

Company or an Affiliate to participate in its future success and to associate their interests with those of the Company. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes. The Plan is not expected to have any material effect on the value of issued and outstanding shares of the Company's Common Stock.

     The Plan is intended to enable stock options granted under the Plan to qualify as incentive stock options ("Incentive Stock Options") under Section 422A of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

                                  ARTICLE III
                                 Administration

     The Plan shall be administered by the Board. The Board shall have authority to grant Options upon such terms (not inconsistent with the provisions of this Plan) as the Board may consider appropriate. Such terms may include conditions (in addition to those contained in the Plan) on the exercisability of all or any part of an Option. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Any decision made, or action taken, by the Board in connection with the administration of this Plan shall be final and conclusive. No member of the Board shall be liable for any act done with respect to this Plan or any Agreement or Option. All expenses of administering this Plan shall be borne by the Company.

                                  ARTICLE IV
                                  Eligibility

     4.01  General.  Any director of the Company and any employee of the
           -------
Company or of any Affiliate (including any corporation that becomes an Affiliate after the adoption of this Plan) who, in the judgment of the Board, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate may receive one or more Options.

     4.02  Grants.  The Board shall designate individuals to whom Options
           ------
are to be granted and will specify the number of shares of Common Stock subject to each grant. All Options granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Board may adopt.

                                   ARTICLE V
                            Shares Subject to Plan

     Upon the exercise of any Option, the Company shall deliver to the Participant authorized but unissued shares of Common Stock. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options under this Plan is 400,000, subject to the adjustment as provided in Article XII. If an Option is canceled by mutual agreement of the Company and a Participant or terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.

                                  ARTICLE VI
                           Tax Character of Options

     The Board shall have the discretion to designate whether Options shall be Incentive Stock Options or non-statutory options. To the extent that an Option exceeds the limitation described in Article X, the Option shall not be an Incentive Stock Option.

                                  ARTICLE VII
                                     Price

     The price per share paid by a Participant for Common Stock purchased on the exercise of an Incentive Stock Option shall be equal to the Fair Market Value per share of the Company's Common stock on the date the Option is granted. In the discretion of the Board, the price per share paid by a Participant in connection with a non-statutory stock Option may be less then at the Fair Market Value per share of the Company's Common Stock on the date the Option is granted.

                                  ARTICLE VIII
                              Exercise of Options

     8.01  Maximum Option Period.  No Option shall be exercisable after
           ---------------------
the expiration of ten years from the date Option was granted. The Board, at the time of grant, may direct that an Option be exercisable for a period of less than such maximum period.

     8.02  Nontransferability.  Any Option granted under this Plan shall be
           ------------------
nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of the Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     8.03  Employee Status.  In the event that the terms of any Option
           ---------------
provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Board may decide in each case to what extent leaves of absences for governmental or military service, illness, temporary disability, or other reason shall not be deemed interruptions of continuous employment.

                                   ARTICLE IX
                         Method of Exercise of Options

     9.01  Exercise.  Subject to the provision of Articles VIII and XIII, an
           --------
Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less then the full number for which the Option could be exercised. Such partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.

     9.02  Payment.  Unless otherwise provided by the Agreement, payment of the
           -------
Option price shall be made in cash or a cash equivalent acceptable to the Board. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the shares surrendered must have a Fair market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof.

     9.03  Shareholder Rights.  No Participant shall, as a result of
           ------------------
receiving an Option, have any rights as a shareholder until the date he exercises such Option.

                                   ARTICLE X
                    Limitations on Incentive Stock Options

     No Incentive Stock Option shall be granted to any optionee which would cause the aggregate Fair Market Value of the stock with respect to which Incentive Stock Options are exercisable by such optionee for the first time during any calendar year to exceed $100,000. For the purposes of this Article, Incentive Stock Options include all Incentive Stock Options under plans of the Company and its Affiliates.

                                  ARTICLE XI
                               Change in Control

     11.01 Options. An Agreement may provide that an Option that is
           -------
outstanding on a Change in Control Date shall be exercisable in whole or in part on that date and thereafter during the remainder of the option period stated in the Agreement.

     11.02 Change in Control.  A Change in Control occurs if, after the date of
           -----------------
the Agreement, (i) any person who is not a Director of the Company on the date that this Plan is adopted by the shareholders of the Company, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the owner or beneficial owner of Company securities having 20% or more of the combined voting power of the then outstanding Company securities that may be cast for the election of the Company's directors (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases is a majority at the time the purchases are made); or (ii) as the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election, or any combination of these transactions, the persons who were Directors of the Company before such transactions cease to constitute a majority of the Company's Board, or any successor's board, within two years of the last of such transactions; or (iii) with respect to a Participant employed by an Affiliate, an event occurs with respect to the employer such that, after the event, the employer is no longer an Affiliate and the Participant is not longer employed by the Company or an Affiliate. For purposes of this Agreement, the Control Change Date is the date on which an event described in (i), (ii) or
(iii) occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

                                  ARTICLE XII
                    Adjustment Upon Change in Common Stock

     Should the Company effect one or more stock dividends, stock split-ups, subdivisions or consolidations of shares, the number of shares as to which Options may be granted under this Plan shall be proportionately adjusted and the terms of Options shall be adjusted as the Board shall determine to be equitably required. Any determination made under this Article XII by the Board shall be final and conclusive.

     The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, Options.

                                 ARTICLE XIII
                            Compliance with Law and
                         Approval of Regulatory Bodies

     No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitations, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Board may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  ARTICLE XIV
                               General Provisions

     14.01 Effect of Employment.  Neither the adoption of this Plan, nor any
           --------------------
Agreement or other document describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

     14.02 Unfunded Plan.  The Plan, insofar as it provides for grants shall be
           -------------
unfunded, and neither the Company nor any Affiliate shall be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company or an Affiliate to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company or an Affiliate shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company or an Affiliate.

     14.03 Rules of Construction.  Headings are given to the articles of this
           ---------------------
Plan solely as a convenience to facilitate reference. The reference to any statute, regulations, or other provision of law shall be construed to include any amendment to or successor of such provision of law.

                                  ARTICLE XV
                                   Amendment

     The Board may amend or terminate this Plan from time to time; provided, however, that if this Plan is approved by the Company's shareholders, no amendment may become effective until shareholder approval of such amendment is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options, (ii) materially increases the benefits accruing to

Participants under the Plan, or (iii) materially changes the class of employees eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under an Option outstanding at the time such amendment is made.

                                  ARTICLE XVI
                               Duration of Plan

     No Option may be granted under this Plan after September 21, 2010. Options granted before such date shall remain valid in accordance with their terms.

                                                                       EXHIBIT B

                       EASTERN VIRGINIA BANKSHARES, INC.
                               BOARD OF DIRECTORS

                            AUDIT COMMITTEE CHARTER
                            -----------------------

Statement of Policy

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

ORGANIZATION
------------

There shall be a committee of the Board of Directors known as the Audit Committee. This committee shall be composed of at least three directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

Responsibilities
----------------

1. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements.

2. Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants, the internal auditors or corporate management.

3. Maintaining minutes for all meetings to document the committee's discharge of its responsibilities. The minutes shall provide an accurate record of the proceedings and shall be read at the next meeting of the committee.

4. Submit the minutes of all meetings of the Audit Committee to, or review the matters discussed at each Committee meeting with the Board of Directors.

5. Review and recommend to the Board the appointment of the independent auditor and approve the fees paid to such independent auditor.

6. Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized.

7. Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

8. Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

9. Receive prior to each meeting, summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

10. Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial accounting personnel and the cooperation that the independent auditors received during the course of the audit .

11. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. It is not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the company's code of conduct. However, at the discretion of the Audit Committee, it may investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                     PROXY

                       EASTERN VIRGINIA BANKSHARES, INC.
                           307 Church Lane, Box 1455
                          Tappahannock, Virginia 22560

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  The undersigned hereby appoint(s) F. Warren Haynie, Jr. and William L. Lewis, any one or more of whom may act, and hereby authorize them to represent and to vote, as designated below, all the shares of common stock of Eastern Virginia Bankshares, Inc. held on record by the undersigned on March 16, 2001, at the annual meeting of shareholders to be held on April 19, 2001, at Saint Margaret's School, 444 Water Lane, Tappahannock, Virginia, at 9:30 A.M. or any adjournment thereof.

  1. TO ELECT AS DIRECTORS ALL ELEVEN nominees listed below.

  INSTRUCTION: To withhold authority to vote for any or all nominee(s), strike a line through the nominee's name(s) in the list below.

               W. Rand Cook                     William L. Lewis
               Robert L. Covington              Lewis R. Reynolds
               L. Edelyn Dawson                 Ned Stephenson
               F. L. Garrett, III               Leslie E. Taylor Thompson,
               F. Warren Haynie, Jr             J. T. Thompson, III
               Eric A. Johnson

               [_] FOR             [_] AGAINST          [_] ABSTAIN

  2. TO APPROVE THE COMPANY'S 2000 STOCK OPTION PLAN;

               [_] FOR             [_] AGAINST          [_] ABSTAIN

  3. TO RATIFY THE APPOINTMENT BY THE BOARD OF DIRECTORS OF YOUNT, HYDE & BARBOUR, P.C., independent public accountants, as auditors for the Company for the ensuing year.

                [_] FOR       [_] AGAINST         [_] ABSTAIN

  4. To act upon such other matters as may properly come before the meeting or any adjournment thereof. As of the date of this Proxy, management has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matter properly comes before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

  This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholders. If no direction is made, this proxy will be voted for proposals 1, 2 and 3.

  Please sign exactly as stock is registered. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                         _________________________ Signature

                                         _________________________ Signature
                                         (if held jointly)

                                         Date:________________________, 2001

                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE PROXY CARD USING THE ENCLOSED
                                         ENVELOPE.